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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 7, 2001

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                                   MGM MIRAGE
             (Exact name of registrant as specified in its charter)

            DELAWARE                     0-16760             88-0215232
  (State or other jurisdiction         (Commission        (I.R.S. Employer
of incorporation or organization)      File Number)      Identification No.)

     3600 Las Vegas Boulevard South                            89109
(Address of Principal Executive Offices)                     (Zip Code)

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                                 (702) 693-7120
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              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events and Regulation FD Disclosure

     MGM MIRAGE's Registration Statement on Form S-3 (File No. 333-81285), which was declared effective in July 1999, registered the resale of 3,894,406 shares of the common stock of MGM MIRAGE. In early 2000, MGM MIRAGE paid a 2-for-1 stock dividend. Immediately prior to the stock dividend, 1,894,406 shares of common stock remained subject to the Registration Statement. As a result of the stock dividend and in accordance with Rule 416 under the Securities Act of 1933, as amended, 1,894,406 additional shares of common stock became subject to the Registration Statement.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         MGM MIRAGE


Date: February 7, 2001                   By:    /s/ SCOTT LANGSNER
                                                --------------------------------
                                         Name:  Scott Langsner
                                                Title: Senior Vice President and
                                                Secretary/Treasurer